UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2012

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 East Hamilton Avenue

Campbell, California 95008

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02     Results of Operations and Financial Condition.

Item 9.01     Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02     Results of Operations and Financial Condition.

On February 9, 2012, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2011.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release announcing Move, Inc.’s financial results for the quarter and year ended December 31, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: February 9, 2012	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing Move, Inc.’s financial results for the quarter and year ended December 31, 2011.